March 31, 2020

AINN Fund (the “Fund”)

Supplement to the Prospectus and Statement of Additional Information dated September 24, 2019

All references to the toll-free number in the Prospectus and Statement of Additional Information are replaced with 1-866-792-1056.

The Fees and Expenses of the Fund section on page 1 of the Prospectus is replaced with the following:

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (as a percentage of amount redeemed) (imposed only if redemption occurs within 90 days of initial purchase)	1.00%
Wire Transfer Fee	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%
Other Expenses [1]	2.10%
Acquired Fund Fees and Expenses [2]	0.15%
Total Annual Fund Operating Expenses	3.75%

1

Other Expenses are estimated for the current fiscal year.

2

Acquired Fund Fees and Expenses are estimated for the current fiscal year.  These are the indirect costs of investing in other investment companies, including exchange traded funds.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs could be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$ 479	$ 1,250

This supplement should be read in conjunction with the Fund’s Prospectus and Statement of Additional Information, both dated September 24, 2019. You may obtain copies by contacting the Fund at (1-866-792-1056).